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Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated January 23, 2001 included in Neose Technologies, Inc.'s Form 10-K for the year ended December 31, 2000.



                                                 /s/ Arthur Andersen LLP

Philadelphia, Pennsylvania
November 14, 2001